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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported)     January 29, 2001
                                                      -----------------------

                              WOLFPACK CORPORATION
             (Exact name of registrant as specified in its charter)

   DELAWARE                      000-26479              56-2086188
(State or other                 (Commission             (IRS Employer
jurisdiction of                 File Number)            Identification No.)
incorporation)


                               17 Glenwood Avenue
                         Raleigh, North Carolina 27603
          (Address of principal executive offices, including zip code)

                                 (919) 831-1351
              (Registrant's telephone number, including area code)
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Item 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          (a) On January 29, 2001, Wolfpack Corporation (the "Registrant") appointed the accounting firm of King Griffin & Adamson PC of Dallas, Texas, as principal independent accountants for fiscal year ended December 31, 2000 to replace Thomas P. Monahan, CPA, who was dismissed as principal independent accountant effective with such appointment. Thomas P. Monahan, CPA will continue to perform certain accounting services for the Registrant.

          (b) During the two most recent fiscal years and interim period subsequent through January 29, 2001, there have been no disagreements with Thomas P. Monahan, CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any other reportable events.

          (c) Thomas P. Monahan, CPA's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

          (d) The Registrant has provided Thomas P. Monahan, CPA with a copy of this disclosure, and requested that Thomas P. Monahan, CPA furnish a letter to the Commission stating whether he agrees with the above statements. (A copy of that letter is filed as Exhibit 16 to this Form 8-K).

Item 7        FINANCIAL STATEMENTS AND EXHIBITS

(a), (b)      Financial Statements - None.

(c)           Exhibits

              16.  Letter from Thomas P. Monahan, CPA dated February 5, 2001
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2001


                             WOLFPACK CORPORATION


                             By: /s/ PETER L. COKER, SR.

                                 Peter L. Coker, Sr.
                                 President and Chief Financial Officer
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                                 EXHIBIT INDEX

No.      Exhibit
16       Letter from Thomas P. Monahan, CPA dated February 5. 2001